Exhibit 10
Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our reports dated April 10, 2009, with respect to the financial statements of Annuity Investors Life Insurance Company and with respect to the financial statements of Annuity Investors Variable Account C, in Post-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-148676) and Post-Effective Amendment No. 34 to the Registration Statement (Form N-4 No. 811-21095) and related Prospectus and Statement of Additional Information of Annuity Investors Variable Account C for the registration of the “Access100” individual flexible premium deferred annuity.

/s/ Ernst & Young LLP

Cincinnati, Ohio
April 21, 2009